UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2024

Perdoceo Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 E. Golf Road, Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PRDO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed by Perdoceo Education Corporation, a Delaware corporation (the “Company”) on December 2, 2024 (the “Closing Date”), the Company completed its previously announced acquisition of University of St. Augustine Parent Corp., a Delaware corporation (“USAPC”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) with Lighthouse Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of the Company (“Merger Sub”), USAPC, and APH GP LP, an Ontario limited partnership, solely in its capacity as seller representative. USAPC is the 100% indirect owner of University of St. Augustine for Health Sciences, LLC.

Pursuant to the terms of the Merger Agreement, on the Closing Date, Merger Sub merged with and into USAPC (the “Merger”), with USAPC surviving the Merger as a wholly-owned direct subsidiary of the Company. The Company paid an aggregate cash purchase price of $137.8 million, which is subject to customary post-closing adjustments and escrow arrangements.

On December 2, 2024, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that it had consummated the Merger and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Current Report on Form 8-K would be filed by amendment. This Amendment No. 1 to Current Report on Form 8-K (this “Amended Form 8-K”) amends the Initial Form 8-K to provide the required financial statements and pro forma financial information.

This Amended Form 8-K should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amended Form 8-K does not reflect events occurring after the filing of the Initial Form 8-K with the SEC on December 2, 2024 and no attempt has been made in this Amended Form 8-K to modify or update other disclosures as presented in the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of the University of St. Augustine Intermediate Corp., and Subsidiaries (a wholly owned subsidiary of University of St. Augustine Parent Corp.) as of December 31, 2023 and 2022, and for the years ended December 31, 2023 and 2022 and the notes related thereto (the “Audited Financial Statements”), and the unaudited interim condensed consolidated financial statements of University of St. Augustine Parent Corp., and Subsidiaries as of September 30, 2024 and September 30, 2023 and for the nine months ended September 30, 2024 and 2023, and the notes related thereto (the “Interim Financial Statements”) are filed herein as Exhibit 99.1 and 99.2, respectively. The Audited Financial Statements and the Interim Financial Statements are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statements of income for the year ended December 31, 2023, and the unaudited pro forma condensed combined income statement for the nine months ended September 30, 2024, and the notes related thereto, giving effect to the acquisition of the University of St. Augustine for Health Sciences, are filed herein as Exhibit 99.3 and are incorporated herein by reference.

(d) exhibits

Exhibit Index

Exhibit Number	Description of Exhibits

23.1	Consent of Grant Thornton LLP.
99.1

Audited consolidated financial statements of University of St. Augustine Intermediate Corp., and Subsidiaries (a wholly owned subsidiary of University of St. Augustine Parent Corp.) as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022 and the related notes thereto.

99.2

Unaudited interim condensed consolidated financial statements of University of St. Augustine Parent Corp., and Subsidiaries as of September 30, 2024 and 2023 and for the nine months ended September 30, 2024 and 2023, and the related notes thereto.

99.3

Unaudited pro forma condensed combined income statement for the year ended December 30, 2023 and the unaudited pro forma condensed combined income statement for the nine months ended September 30, 2024, and the notes related thereto, giving effect to the acquisition of the University of St. Augustine for Health Sciences.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERDOCEO EDUCATION CORPORATION

By:	/s/ Ashish R. Ghia
Ashish R. Ghia
Senior Vice President and Chief Financial Officer

Date: February 18, 2025